UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7878

Dreyfus LifeTime Portfolios, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10 166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/10

FORM N-CSR,

Item 1.                        Reports to Stockholders.

Dreyfus
LifeTime Portfolios, Inc.
Growth and Income Portfolio

ANNUAL REPORT September 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
26	Statement of Financial Futures
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
33	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Important Tax Information
47	Proxy Results
48	Information About the Review and Approval of the Fund’s Management Agreement
53	Board Members Information
55	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus LifeTime Portfolios, Inc.
Growth and Income Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in our analysis, recent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries has led to bouts of weakness in some of the riskier asset classes, including U.S. stocks, offsetting gains achieved earlier in the reporting period.The spending power of consumers, long an important economic catalyst, has been diminished by concerns over job security and an inability to generate cash from the equity in their homes.The second major driver of sustainable growth, corporate investment, also has been stunted, as a continuing lack of credit thwarts business development.

Uncertainty will probably remain in the broader financial markets until we see a persistent improvement in economic growth; but we currently are optimistic regarding the prospects for equities. Higher-quality companies with healthy balance sheets, higher credit ratings and strong cash flows are currently priced at a discount, in our view. However, we continue to believe that selectivity will be a key to success in the stock market, as investors appear set to potentially reward fundamentally sound companies relative to those with questionable financial profiles and business strategies. During these market conditions, we suggest that you meet with your financial advisor regularly to review your investments in today’s slow-growth economic environment as well as your needs, goals and attitudes toward risk.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2009, through September 30, 2010, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus LifeTime Portfolios, Growth and Income Portfolio’s Investor Class shares produced a total return of 7.58%, and Restricted Class shares returned 7.94%.1This compares with a 9.21% total return for the fund’s customized blended benchmark for the same period.2 In addition, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) produced a 10.18% return over the reporting period.3 After rallying during the first half of the reporting period, stocks declined modestly over the second half when new economic concerns surfaced. Bonds fared better in the slow-growth environment. Although our overweighted equity sector allocation strategy slightly increased our relative performance, the fund produced lower returns than its blended benchmark primarily due to disappointing security selections among large-cap U.S. stocks.

The Fund’s Investment Approach

Dreyfus LifeTime Portfolios, Growth and Income Portfolio seeks maximum total return. To pursue this goal, the fund typically invests in a mix of stocks and bonds.The fund’s neutral asset mix is 50% in stocks and 50% in bonds that are rated investment grade or the unrated equivalent as determined by Dreyfus. Depending on market and economic conditions, the actual mix of stocks to bonds may range from 35%/65% to 65%/35%.The fund typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies. The fund may invest up to 15% of its net assets in foreign securities.

When allocating assets between stocks and bonds, we assess the relative return and risk of each asset class using a proprietary computer model. When selecting large-cap stocks, we seek stocks that appear poised for above-average, long-term capital appreciation, as well as stocks that appear undervalued. The large-cap investments generally mirror the allocations of the S&P 500 Index. The small-cap and foreign equity components and the domestic and foreign bond components are typically constructed to approximate the investment characteristics of the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, the Barclays Capital Intermediate Government/Credit Index and the J.P. Morgan Non-U.S. Government Bond Index, respectively.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Economic Concerns Intensified

The reporting period began in the midst of an economic recovery as improved manufacturing activity helped boost confidence among businesses, consumers and investors. By the spring of 2010, however, several developments threatened the economic rebound. Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance a heavy debt burden. Inflationary pressures in China led to worries that remedial measures might dampen a major engine of global growth. In the United States, mixed employment and the housing data suggested that economic headwinds might constrain already mild growth. Consequently, stocks gave back some of their previous gains. In contrast, bonds generally rallied as cautious investors turned to traditional safe havens, such as U.S. government securities, and income-oriented investors reached for higher yields from corporate-and asset-backed securities.

Large U.S. Stocks Dampened Relative Results

Although we maintained overweighted exposure to stocks during a period in which bonds fared better, the fund’s sector allocation strategy proved to have a mildly positive impact on relative performance, due to strong returns from the fund’s passively managed bond portfolio. Higher yielding bonds led the market’s advance, with especially strong results from “triple-B” and “single-A” rated corporate securities in the financials, industrials and utilities sectors. U.S. government agency securities also contributed positively to the fund’s relative performance.

Among stocks, a relatively defensive posture in the industrials sector early in the reporting period did not shelter the fund from declines among defense contractors Oshkosh, Raytheon and L-3 Communications Holdings. In the information technology sector, hardware producers Western Digital and Seagate Technology suffered amid a fall-off in demand for personal computers. Underweighted exposure to electronics innovator Apple also hurt relative performance.

Results in the utilities sector were undermined by NRG Energy, which encountered cost overruns when expanding a nuclear power plant. A defensive posture in the consumer discretionary sector prevented the fund from participating in gains among certain media companies.

The fund achieved better results in the financials sector, where insurer Aflac capitalized on growth opportunities in Asia, bond rating agency Moody’s gained market share despite intensified regulatory scrutiny, and finance company Americredit was acquired by GMAC Financial Services. Underweighted exposure to several large banks also aided the fund’s performance. In the materials sector, iron ore producer Cliffs Natural Resources advanced along with commodity prices as demand remained strong from the emerging markets.

A Continued Emphasis on Stocks

Corporate earnings recently have shown steady improvement, and the global economy appears poised for slow-but-continued recovery. In addition, stocks remain attractively valued, in our analysis.Therefore, as of the reporting period’s end, we remain more optimistic about stocks than bonds, and we have retained the fund’s tilt toward equities.

October 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Bond funds are subject generally to interest rate, credit, liquidity (except Govt.-only funds), prepayment and extension risk (for mortgage funds) and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.
The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments of the fund’s other investments.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that, upon redemption, portfolio shares may be worth more or less than their original cost.
2	For the Growth and Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus baseline percentages: Domestic Large Company Stocks — 36%; Domestic Small
Company Stocks — 9%; Foreign Stocks — 5%; Domestic Bonds — 45%; and Foreign Bonds
— 5%.The Customized Blended Index combines returns from the Standard & Poor’s 500
Composite Stock Price Index, the Russell 2000 Index, the Morgan Stanley Capital
International Europe,Australasia, Far East (Free) Index — Hedged $U.S. (MSCI EAFE), the
Barclays Capital Intermediate Government/Credit Bond Index (Barclays Capital Index) and the
J.P. Morgan Non-U.S. Government Bond Index — Hedged (J.P. Morgan Global Index) and is
weighted to the aforementioned baseline percentages and rebalanced monthly.
The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.
The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is
composed of the 3,000 largest U.S. companies based on total market capitalization.The MSCI
EAFE is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The
Barclays Capital Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10
years.The J.P. Morgan Global Index is an index that measures return on bonds from 12 world markets, hedged into U.S. dollars.
3	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in the Investor Class shares and Restricted Class shares of Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio with the Standard & Poor’s 500 Composite Stock Price Index and a Customized Blended Index

†	Source: Lipper Inc.
††	Source: Lipper Inc., Morgan Stanley & Co. Incorporated, J.P. Morgan & Co. Incorporated and Bloomberg L.P.

Past performance is not predictive of future performance.

Average Annual Total Returns as of 9/30/10
	1 Year	5 Years	10 Years
Investor Class shares	7.58%	2.66%	2.16%
Restricted Class shares	7.94%	2.99%	2.54%
Standard & Poor’s 500
Composite Stock Price Index	10.18%	0.64%	–0.43%
Customized Blended Index	9.21%	3.63%	3.48%

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
The graph on the left compares a $10,000 investment made in each of the Investor Class shares and Restricted Class shares of the Growth and Income Portfolio on 9/30/00 to a $10,000 investment made on that date in the Standard &
Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) as well as to a Customized Blended Index reflecting the portfolio’s asset allocation baseline percentages (“Baseline”) which are described below and in the portfolio’s prospectus.
The Customized Blended Index is calculated on a monthly basis and rebalanced monthly.All dividends and capital gain distributions are reinvested.
The Growth and Income Portfolio allocates your money among domestic and foreign stocks and bonds. The portfolio’s performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500 Index is a widely accepted, unmanaged index of U. S. stock market performance. The S&P 500 Index was selected because (1)
domestic common stocks represent a significant portion of the Baseline and (2) the majority of the stock portion of the portfolio is invested in stocks included in the S&P 500 Index. Because the portfolio has significant fixed-income holdings, however, it can underperform an equity-only index. The Customized Blended Index has been prepared by the portfolio for purposes of more accurate comparison to the portfolio’s overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks - 36%; Domestic Small Company
Stocks - 9%; Foreign Stocks - 5%; Domestic Bonds - 45%; Foreign Bonds - 5%. The Customized Blended Index
combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International
Europe, Australasia, Far East (Free) Index-Hedged, $U.S. (“EAFE Index”), the Barclays Capital Intermediate
Government/Credit Bond Index (“Barclays Capital Index”) and the J. P. Morgan Non-U.S. Government Bond
Index-Hedged, $U.S. (“J.P. Morgan Global Index”), and is weighted to the aforementioned Baseline percentages and rebalanced monthly. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U. S. companies by market capitalization. The EAFE Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Barclays Capital
Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U. S.
government, Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. The J. P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U. S. dollars. This index does not include a U. S. bonds component. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to the portfolio’s performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio from April 1, 2010 to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2010

	Restricted Class Shares	Investor Class Shares
Expenses paid per $1,000†	$ 5.37	$ 6.87
Ending value (after expenses)	$1,001.40	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2010

	Restricted Class Shares	Investor Class Shares
Expenses paid per $1,000†	$ 5.42	$ 6.93
Ending value (after expenses)	$1,019.70	$1,018.20

† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Restricted Class and 1.37% for Investor
Class, multiplied by the fund’s average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2010

	Coupon	Maturity	Principal
Bonds and Notes—37.5%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.1%
Boeing,
Sr. Unscd. Notes	4.88	2/15/20	55,000	62,950
Agriculture—.1%
Altria Group,
Gtd. Notes	9.25	8/6/19	45,000	60,418
Banks—3.3%
Bank of America,
Gtd. Notes	3.13	6/15/12	90,000	93,818
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	55,000	58,363
BB & T,
Sub. Notes	4.75	10/1/12	85,000	90,056
BB & T,
Sr. Unscd. Notes	6.85	4/30/19	35,000	42,626
Capital One Financial,
Sr. Unscd. Notes	7.38	5/23/14	80,000	93,464
Citigroup,
Gtd. Bonds	2.13	4/30/12	130,000	133,347
Citigroup,
Sub. Notes	5.00	9/15/14	95,000	98,759
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	135,000	144,919
Credit Suisse/New York,
Sub. Notes	6.00	2/15/18	55,000	60,831
Deutsche Bank Financial,
Bank Gtd. Notes	5.38	3/2/15	45,000	49,664
Deutsche Bank/London,
Sr. Unscd. Notes	4.88	5/20/13	80,000	86,955
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	10/15/13	90,000	97,889
Goldman Sachs Group,
Sr. Unscd. Notes	5.38	3/15/20	35,000	36,959
Goldman Sachs Group,
Sr. Unscd. Notes	6.60	1/15/12	55,000	58,636
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	225,000	232,018
JPMorgan Chase & Co.,
Sr. Unscd. Notes	5.38	10/1/12	40,000	43,301

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
JPMorgan Chase & Co.,
Sub. Notes	5.75	1/2/13	50,000	54,457
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	35,000	40,029
Korea Development Bank,
Sr. Unscd. Notes	8.00	1/23/14	55,000	64,384
M&T Bank,
Sr. Unscd. Bonds	5.38	5/24/12	55,000	58,251
Morgan Stanley,
Gtd. Notes	1.95	6/20/12	100,000	102,487
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	70,000	75,428
Morgan Stanley,
Sr. Unscd. Notes	5.50	1/26/20	35,000	36,040
Morgan Stanley,
Sr. Unscd. Notes	5.55	4/27/17	65,000	68,988
Royal Bank of Canada,
Sr. Notes	2.63	12/15/15	50,000	51,905
US Bank,
Sub. Notes	6.38	8/1/11	110,000	115,261
Wachovia,
Sub. Notes	5.63	10/15/16	25,000	27,848
Wells Fargo & Co.,
Sub. Notes	5.13	9/15/16	30,000	32,746
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	50,000	57,035
WestPac Banking,
Sr. Unscd. Notes	4.88	11/19/19	40,000	42,962
				2,249,426
Building & Construction—.2%
CRH America,
Gtd. Notes	5.30	10/15/13	50,000	53,707
CRH America,
Gtd. Notes	6.00	9/30/16	65,000	72,867
				126,574
Chemicals—.4%
Dow Chemical,
Sr. Unscd. Notes	7.60	5/15/14	115,000	134,433
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.75	3/15/19	60,000	71,659

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Chemicals (continued)
Potash of Saskatchewan,
Sr. Unscd. Notes	7.75	5/31/11	70,000	73,307
Rohm & Haas,
Sr. Unscd. Notes	5.60	3/15/13	15,000	16,170
				295,569
Consumer Products—.1%
Kimberly-Clark,
Sr. Unscd. Notes	6.13	8/1/17	40,000	48,908
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	35,000	39,768
				88,676
Diversified Financial
Services—1.7%
American Express,
Sr. Unscd. Notes	8.13	5/20/19	55,000	71,143
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	55,000	61,427
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	30,000	36,598
Credit Suisse USA,
Gtd. Notes	4.88	1/15/15	75,000	82,885
Credit Suisse USA,
Gtd. Notes	5.50	8/16/11	125,000	130,240
General Electric Capital,
Gtd. Notes	2.20	6/8/12	125,000	128,558
General Electric Capital,
Sr. Unscd. Notes, Ser. A	4.75	9/15/14	55,000	60,171
General Electric Capital,
Notes	5.25	10/19/12	55,000	59,245
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.00	6/15/12	70,000	75,577
HSBC Finance,
Sr. Unscd. Notes	6.38	11/27/12	55,000	60,185
Jefferies Group,
Sr. Unscd. Notes	8.50	7/15/19	25,000	29,074
John Deere Capital,
Sr. Unscd. Notes	7.00	3/15/12	80,000	87,039
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	140,000	149,192

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
Private Export Funding,
Gov’t Gtd. Notes	4.38	3/15/19	50,000	56,361
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	50,000	49,033
				1,136,728
Diversified Metals & Mining—.3%
Barrick Gold,
Sr. Unscd. Notes	6.95	4/1/19	30,000	38,197
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	85,000	95,001
Rio Tinto Alcan,
Sr. Unscd. Notes	5.00	6/1/15	40,000	44,396
				177,594
Electric Utilities—.6%
Appalachian Power,
Sr. Unscd. Notes, Ser. O	5.65	8/15/12	25,000	26,830
Commonwealth Edison,
First Mortgage Bonds	5.80	3/15/18	25,000	29,289
Consumers Energy,
First Mortgage Bonds	6.70	9/15/19	45,000	56,519
FPL Group Capital,
Gtd. Debs.	5.63	9/1/11	35,000	36,524
MidAmerican Energy,
Sr. Unscd. Notes	5.30	3/15/18	30,000	34,590
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	50,000	59,098
NiSource Finance,
Gtd. Notes	5.25	9/15/17	35,000	38,333
Public Service of Colorado,
First Mortgage Bonds, Ser. 12	4.88	3/1/13	50,000	54,515
Southwestern Electric Power,
Sr. Unscd. Notes, Ser. E	5.55	1/15/17	25,000	27,433
Virginia Electric & Power,
Sr. Unscd. Notes	5.40	4/30/18	55,000	64,235
				427,366
Food & Beverages—.5%
Anheuser-Busch Cos.,
Gtd. Bonds	5.00	1/15/15	55,000	61,169

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food & Beverages (continued)
Coca-Cola Enterprises,
Sr. Unscd. Debs.	8.50	2/1/12	35,000		38,308
ConAgra Foods,
Sr. Unscd. Notes	6.75	9/15/11	16,000		16,866
Diageo Capital,
Gtd. Notes	5.75	10/23/17	45,000		53,188
Kraft Foods,
Unscd. Notes	5.25	10/1/13	50,000		55,342
Kraft Foods,
Sr. Unscd. Notes	6.00	2/11/13	10,000		11,112
Kroger,
Gtd. Notes	6.15	1/15/20	50,000		59,521
Pepsico,
Sr. Unscd. Notes	4.50	1/15/20	55,000		61,443
					356,949
Foreign/Governmental—1.8%
African Development Bank,
Sub. Notes	6.88	10/15/15	45,000		54,884
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	75,000	[a]	79,601
Eksportfinans,
Sr. Unscd. Notes	5.50	5/25/16	60,000		70,160
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	75,000		89,308
Federal Republic of Brazil,
Sr. Unscd. Notes	7.88	3/7/15	35,000	[a]	43,138
Inter-American Development Bank,
Sr. Unsub. Notes	3.88	9/17/19	50,000		55,338
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	55,000	[a]	65,070
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	5.00	4/1/16	35,000		40,938
KFW,
Gov’t Gtd. Notes	3.50	5/16/13	145,000		155,290
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	65,000		76,010
Oesterreichische Kontrollbank,
Gov’t Gtd. Notes	4.50	3/9/15	40,000		44,881

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Province of Manitoba Canada,
Sr. Unscd. Debs., Ser. FH	4.90	12/6/16	45,000		52,469
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	30,000	[a]	32,446
Province of Quebec Canada,
Unscd. Debs.	4.88	5/5/14	45,000	[a]	50,761
Republic of Chile,
Sr. Unscd. Bonds	5.50	1/15/13	75,000		82,235
Republic of Italy,
Sr. Unscd. Notes	4.38	6/15/13	85,000		90,169
Republic of Poland,
Sr. Unscd. Bonds	5.00	10/19/15	40,000	[a]	43,905
United Mexican States,
Sr. Unscd. Notes	5.13	1/15/20	36,000		40,410
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	20,000		22,980
United Mexican States,
Sr. Unscd. Notes	6.63	3/3/15	55,000		64,900
					1,254,893
Health Care—.7%
Astrazeneca,
Sr. Unscd. Notes	5.40	9/15/12	100,000		109,002
Baxter International,
Sr. Unscd. Notes	5.90	9/1/16	50,000		60,319
Cardinal Health,
Sr. Unscd. Bonds	4.00	6/15/15	60,000		64,286
Coventry Health Care,
Sr. Unscd. Notes	5.95	3/15/17	30,000		30,051
Johnson & Johnson,
Sr. Unscd. Notes	5.15	7/15/18	20,000		23,550
Medtronic,
Sr. Unscd. Notes	3.00	3/15/15	65,000		68,903
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	30,000		37,000
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	30,000		34,623
Wyeth,
Gtd. Notes	5.50	2/1/14	25,000		28,393
					456,127

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Manufacturing—.2%
GE Capital Trust I,
Sub. Debs.	6.38	11/15/67	55,000	[b]	55,069
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	35,000		38,029
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	40,000		45,088
					138,186
Media—.5%
Comcast Cable Communications,
Gtd. Notes	6.75	1/30/11	45,000		45,878
Comcast,
Gtd. Notes	5.15	3/1/20	35,000		38,323
Cox Communications,
Sr. Unscd. Notes	5.45	12/15/14	45,000		50,953
News America,
Gtd. Notes	6.90	3/1/19	30,000		36,752
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	35,000		45,260
Time Warner,
Gtd. Notes	5.88	11/15/16	30,000		34,979
Walt Disney,
Sr. Unscd. Notes	4.70	12/1/12	75,000		81,312
					333,457
Municipal Bonds—.1%
Tennessee Valley Authority,
Notes	5.50	7/18/17	60,000		72,408
Office Equipment—.0%
Xerox,
Sr. Notes	5.63	12/15/19	30,000		33,639
Oil & Gas—.6%
Apache Finance Canada,
Gtd. Bonds	4.38	5/15/15	50,000		54,985
BP Capital Markets,
Gtd. Notes	4.75	3/10/19	100,000	[a]	104,749
ConocoPhillips,
Gtd. Notes	5.75	2/1/19	25,000		30,039
Consolidated Natural Gas,
Sr. Unscd. Notes, Ser. A	5.00	12/1/14	40,000		44,877

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Marathon Oil,
Sr. Unscd. Notes	7.50	2/15/19	35,000	44,890
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	30,000	33,486
Petroleos Mexicanos,
Gtd. Notes	8.00	5/3/19	30,000	37,350
Valero Energy,
Gtd. Notes	6.13	6/15/17	50,000	55,366
XTO Energy,
Sr. Unscd. Notes	5.65	4/1/16	35,000	41,718
				447,460
Pipelines—.3%
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	90,000	103,955
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.13	3/15/12	85,000	91,280
				195,235
Property & Casualty Insurance—.5%
ACE INA Holdings,
Gtd. Notes	5.80	3/15/18	30,000	34,310
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	45,000	46,800
Berkshire Hathaway Finance,
Gtd. Notes	5.40	5/15/18	15,000	17,178
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	35,000	37,017
Prudential Financial,
Sr. Unscd. Notes	4.75	9/17/15	65,000	70,373
Prudential Financial,
Sr. Unscd. Notes	5.10	12/14/11	40,000	41,661
Travelers,
Sr. Unscd. Notes	5.90	6/2/19	40,000	46,622
Willis North America,
Gtd. Notes	6.20	3/28/17	15,000	16,005
				309,966
Real Estate—.3%
HCP,
Sr. Unscd. Notes	6.00	1/30/17	30,000	32,065

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Real Estate (continued)
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	20,000	21,839
Mack-Cali Realty,
Sr. Unscd. Notes	7.75	2/15/11	50,000	50,988
Prologis,
Sr. Unscd. Notes	6.88	3/15/20	40,000	39,392
Regency Centers,
Gtd. Notes	5.88	6/15/17	25,000	27,184
				171,468
Retail—.3%
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	30,000	33,272
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	50,000	56,997
Kohl’s,
Sr. Unscd. Notes	6.30	3/1/11	20,000	20,428
Lowe’s,
Sr. Unscd. Notes	6.10	9/15/17	45,000	54,717
Wal-Mart Stores,
Sr. Unscd. Notes	5.80	2/15/18	30,000	36,145
				201,559
Technology—.3%
Hewlett-Packard,
Sr. Unscd. Notes	6.50	7/1/12	50,000	54,874
Intuit,
Sr. Unscd. Notes	5.75	3/15/17	35,000	39,708
Oracle,
Sr. Unscd. Notes	4.95	4/15/13	90,000	99,199
				193,781
Telecommunications—.9%
AT&T,
Gtd. Notes	7.30	11/15/11	100,000 [b]	107,129
AT&T,
Sr. Unscd. Notes	5.10	9/15/14	75,000	84,285
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	60,000	70,863
Embarq,
Sr. Unscd. Notes	6.74	6/1/13	70,000	76,697

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Telecommunications (continued)
Qwest,
Sr. Unscd. Notes	7.50	10/1/14	51,000	57,885
Rogers Communications,
Gtd. Notes	6.80	8/15/18	30,000	37,118
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	25,000	26,879
Telefonica Emisones,
Gtd. Notes	6.42	6/20/16	40,000	46,940
Verizon Communications,
Sr. Unscd. Notes	5.50	4/1/17	25,000	28,673
Vodafone Group,
Sr. Unscd. Notes	5.38	1/30/15	40,000	45,095
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	25,000	28,648
				610,212
Transportation—.2%
Canadian Pacific,
Sr. Unscd. Notes	7.25	5/15/19	35,000	43,383
CSX,
Sr. Unscd. Notes	5.50	8/1/13	50,000	55,375
Union Pacific,
Sr. Unscd. Notes	6.50	4/15/12	12,000	12,954
				111,712
U.S. Government Agencies—3.7%
Federal Farm Credit Banks,
Bonds	3.88	10/7/13	135,000	147,338
Federal Home Loan Banks,
Bonds, Ser. 432	4.50	9/16/13	100,000	110,839
Federal Home Loan Banks,
Bonds	4.63	10/10/12	5,000	5,417
Federal Home Loan Banks,
Bonds	4.88	11/18/11	120,000	126,087
Federal Home Loan Banks,
Bonds, Ser. VB15	5.00	12/21/15	80,000	93,142
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	40,000	47,805

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Banks,
Bonds, Ser. 312	5.75	5/15/12	80,000		86,856
Federal Home Loan Mortgage Corp.,
Notes	3.75	3/27/19	65,000	[c]	70,807
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	100,000	[c]	113,573
Federal Home Loan Mortgage Corp.,
Notes	4.50	7/15/13	90,000	[c]	99,344
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	170,000	[c]	189,548
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/15	100,000	[c]	113,464
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	170,000	[c]	183,974
Federal Home Loan Mortgage Corp.,
Notes	5.75	1/15/12	50,000	[c]	53,399
Federal National
Mortgage Association,
Sr. Unscd. Notes	1.88	4/20/12	125,000	[c]	127,778
Federal National Mortgage
Association, Notes	2.00	1/9/12	220,000	[c]	224,531
Federal National
Mortgage Association,
Notes	2.75	3/13/14	85,000	[c]	90,098
Federal National
Mortgage Association,
Sr. Unscd. Notes	4.38	9/15/12	195,000	[c]	209,582
Federal National Mortgage
Association, Bonds	4.38	3/15/13	195,000	[c]	212,416
Federal National Mortgage
Association, Notes	4.38	10/15/15	20,000	[c]	22,709
Federal National Mortgage
Association, Notes	5.00	2/13/17	55,000	[c]	64,656
Federal National Mortgage
Association, Bonds	5.00	5/11/17	80,000	[c]	94,347
					2,487,710

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities—19.8%
U.S. Treasury Bonds:
7.25%, 5/15/16	105,000	137,706
8.50%, 2/15/20	175,000	264,168
8.75%, 5/15/17	40,000	57,441
8.75%, 5/15/20	120,000	184,659
8.88%, 2/15/19	215,000	325,003
9.00%, 11/15/18	245,000	371,481
9.88%, 11/15/15	295,000	420,260
11.25%, 2/15/15	65,000	93,280
U.S. Treasury Notes:
1.13%, 12/15/11	535,000	540,246
1.13%, 1/15/12	275,000	277,879
1.25%, 8/31/15	110,000	109,983
1.38%, 4/15/12	185,000	187,985
1.38%, 5/15/12	240,000	243,928
1.38%, 10/15/12	320,000	326,050
1.75%, 3/31/14	65,000	67,123
1.88%, 4/30/14	365,000	378,545
2.38%, 2/28/15	255,000	269,024
2.50%, 3/31/13	435,000	456,716
2.50%, 6/30/17	100,000	104,203
2.63%, 4/30/16	300,000	318,258
2.75%, 2/15/19	335,000	347,589
3.13%, 5/15/19	335,000	356,016
3.38%, 6/30/13	255,000	274,643
3.38%, 7/31/13	250,000	269,805
3.38%, 11/15/19	285,000	307,065
3.50%, 5/31/13	425,000	458,668
3.50%, 2/15/18	140,000	154,634
3.63%, 5/15/13	365,000	394,999
3.63%, 8/15/19	170,000	186,974
3.63%, 2/15/20	40,000	43,878
3.75%, 11/15/18	120,000	134,081
3.88%, 2/15/13	110,000	118,920
3.88%, 5/15/18	260,000	293,597
4.00%, 2/15/15	145,000	163,069
4.00%, 8/15/18	195,000	221,782
4.13%, 5/15/15	125,000	141,690
4.25%, 8/15/13	220,000	243,014
4.25%, 8/15/14	325,000	366,514
4.25%, 11/15/14	695,000	788,011
4.25%, 8/15/15	290,000	331,484
4.25%, 11/15/17	140,000	162,017

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
4.50%, 11/30/11	155,000	162,544
4.50%, 3/31/12	70,000	74,389
4.50%, 11/15/15	170,000	197,306
4.50%, 2/15/16	120,000	139,256
4.50%, 5/15/17	185,000	216,262
4.63%, 2/29/12	400,000	424,281
4.75%, 1/31/12	680,000	720,455
4.75%, 8/15/17	290,000	344,352
4.88%, 8/15/16	60,000	71,236
5.13%, 5/15/16	145,000	173,660
		13,416,129
Total Bonds and Notes
(cost $23,765,212)		25,416,192

Common Stocks—45.6%	Shares	Value ($)
Consumer Discretionary—5.2%
Autoliv	1,100	71,863
Coach	3,450	148,212
Ford Motor	35,350 [d]	432,684
Gannett	24,850	303,915
Home Depot	4,250	134,640
News, Cl. A	22,900	299,074
Starbucks	17,700	452,766
Target	8,150	435,536
TJX	8,650	386,050
VF	4,550	368,641
Washington Post, Cl. B	1,100	439,351
Whirlpool	950	76,912
		3,549,644
Consumer Staples—4.9%
Coca-Cola	3,150	184,338
Colgate-Palmolive	6,000	461,160
ConAgra Foods	15,450	338,973
Costco Wholesale	7,250	467,552
Dr. Pepper Snapple Group	9,150	325,008
Estee Lauder, Cl. A	3,300	208,659

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Staples (continued)
H.J. Heinz	1,350	63,950
Philip Morris International	5,600	313,712
Procter & Gamble	7,334	439,820
Wal-Mart Stores	7,357	393,747
Walgreen	3,050	102,175
		3,299,094
Energy—4.8%
Apache	4,700	459,472
Chevron	10,630	861,561
Cimarex Energy	5,100	337,518
ConocoPhillips	5,400	310,122
Devon Energy	900	58,266
Exxon Mobil	8,454	522,372
Murphy Oil	1,000	61,920
Schlumberger	4,500	277,245
Whiting Petroleum	650 [d]	62,082
Williams	14,950	285,695
		3,236,253
Financial—6.4%
Aflac	6,800	351,628
Ameriprise Financial	5,600	265,048
Annaly Capital Management	18,400 [e]	323,840
Bank of America	8,200	107,502
Berkshire Hathaway, Cl. B	3,200 [d]	264,576
Citigroup	15,500 [d]	60,450
Commerce Bancshares	3,150	118,408
Discover Financial Services	3,800	63,384
Fifth Third Bancorp	22,150	266,464
Franklin Resources	3,250	347,425
Goldman Sachs Group	477	68,964
JPMorgan Chase & Co.	21,017	800,117
Loews	6,300	238,770
MetLife	1,450	55,753
Moody’s	5,400	134,892
PNC Financial Services Group	7,350	381,539
Prudential Financial	1,400	75,852

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Rayonier	1,200	60,144
T. Rowe Price Group	3,050	152,698
Travelers	1,200	62,520
Wells Fargo & Co.	6,100	153,293
		4,353,267
Health Care—6.2%
Abbott Laboratories	6,700	350,008
Allergan	900	59,877
Amgen	9,700 [d]	534,567
Becton Dickinson & Co.	5,500	407,550
Biogen Idec	1,550 [d]	86,986
C.R. Bard	900	73,287
Cardinal Health	13,000	429,520
Eli Lilly & Co.	12,950	473,064
Gilead Sciences	7,200 [d]	256,392
Humana	1,225 [d]	61,544
Johnson & Johnson	14,081	872,459
Medco Health Solutions	2,900 [d]	150,974
Pfizer	5,151	88,443
Zimmer Holdings	6,900 [d]	361,077
		4,205,748
Industrial—4.5%
3M	4,150	359,847
Caterpillar	1,500	118,020
CSX	1,100	60,852
Deere & Co.	800	55,824
General Dynamics	3,550	222,975
General Electric	14,536	236,210
L-3 Communications Holdings	2,950	213,196
Oshkosh	8,800 [d]	242,000
Owens Corning	12,400 [d]	317,812
Raytheon	8,100	370,251
Southwest Airlines	9,200	120,244
United Parcel Service, Cl. B	6,800	453,492
United Technologies	3,725	265,332
		3,036,055

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology—8.9%
Advanced Micro Devices	16,500 [d]	117,315
Amdocs	2,700 [d]	77,382
Apple	1,370 [d]	388,737
CA	3,200	67,584
Cisco Systems	5,679 [d]	124,370
Computer Sciences	1,450	66,700
Corning	23,900	436,892
Google, Cl. A	1,482 [d]	779,221
Intel	35,550	683,626
International Business Machines	6,250	838,375
Lexmark International, Cl. A	1,650 [d]	73,623
MasterCard, Cl. A	450	100,800
Micron Technology	34,550 [d]	249,106
Microsoft	32,452	794,749
Motorola	59,750 [d]	509,668
SanDisk	9,150 [d]	335,348
Symantec	4,000 [d]	60,680
Visa, Cl. A	4,900	363,874
		6,068,050
Materials—1.7%
Domtar	1,500	96,870
Freeport-McMoRan Copper & Gold	6,300	537,957
Lubrizol	4,100	434,477
PPG Industries	900	65,520
		1,134,824
Telecommunication Services—1.7%
AT & T	33,900	969,540
Verizon Communications	4,601	149,947
		1,119,487
Utilities—1.3%
Constellation Energy Group	11,300	364,312
DPL	9,400	245,622
DTE Energy	4,700	215,871
Progress Energy	1,500	66,630
		892,435
Total Common Stocks
(cost $30,605,258)		30,894,857

	Principal
Short-Term Investments—1.3%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.13%, 12/23/10
(cost $909,718)	910,000 [f]	909,733

Other Investment—15.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $10,445,000)	10,445,000 [g]	10,445,000

Investment of Cash Collateral
for Securities Loaned—.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $425,040)	425,040 [g]	425,040
Total Investments (cost $66,150,228)	100.4%	68,090,822
Liabilities, Less Cash and Receivables	(.4%)	(291,686)
Net Assets	100.0%	67,799,136

a Security, or portion thereof, on loan.At September 30, 2010, the market value of the fund’s securities on loan was
$412,570 and the market value of the collateral held by the fund was $425,040.
b Variable rate security—interest rate subject to periodic change.
c The Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage Association and Federal Home
Loan Mortgage Corporation into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
d Non-income producing security.
e Investment in real estate investment trust.
f Held by a broker as collateral for open financial futures positions.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Common Stocks	45.6	Corporate Bonds	12.1
U.S. Government & Agencies	23.5	Foreign/Governmental	1.8
Short-Term/		Municipal Bonds	.1
Money Market Investments	17.3		100.4

† Based on net assets.
See notes to financial statements.

The Fund 25

STATEMENT OF FINANCIAL FUTURES

September 30, 2010

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 9/30/2010 ($)
Financial Futures Long
E-Mini MSCI EAFE	42	3,268,860	December 2010	126,552
Russell 2000 Mini	119	8,026,550	December 2010	538,480
				665,032

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $412,570)—Note 2(c):
Unaffiliated issuers	55,280,188	57,220,782
Affiliated issuers	10,870,040	10,870,040
Cash		5,158
Receivable for investment securities sold		415,431
Dividends and interest receivable		295,864
Receivable for shares of Common Stock subscribed		3,658
Prepaid expenses		15,054
		68,825,987
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)		69,372
Liability for securities on loan—Note 2(c)		425,040
Payable for investment securities purchased		407,347
Payable for futures variation margin—Note 5		45,430
Payable for shares of Common Stock redeemed		10,686
Accrued expenses		68,976
		1,026,851
Net Assets ($)		67,799,136
Composition of Net Assets ($):
Paid-in capital		74,304,196
Accumulated undistributed investment income—net		525,414
Accumulated net realized gain (loss) on investments		(9,636,099)
Accumulated net unrealized appreciation (depreciation)
on investments (including $665,032 net unrealized
appreciation on financial futures)		2,605,625
Net Assets ($)		67,799,136

Net Asset Value Per Share
	Restricted Class Shares	Investor Class Shares
Net Assets ($)	7,910,588	59,888,548
Shares Outstanding	559,950	3,964,387
Net Asset Value Per Share ($)	14.13	15.11

See notes to financial statements.

The Fund 27

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

Investment Income ($):
Income:
Interest	937,724
Dividends:
Unaffiliated issuers	644,189
Affiliated issuers	15,311
Income from securities lending—Note 2(c)	3,601
Total Income	1,600,825
Expenses:
Investment advisory fee—Note 4(a)	518,353
Shareholder servicing costs—Note 4(b)	245,992
Professional fees	78,459
Registration fees	22,801
Prospectus and shareholders’ reports	12,916
Custodian fees—Note 4(b)	12,597
Directors’ fees and expenses—Note 4(c)	2,582
Loan commitment fees—Note 3	1,248
Miscellaneous	16,723
Total Expenses	911,671
Less—reduction in fees due to earnings credits—Note 4(c)	(390)
Net Expenses	911,281
Investment Income—Net	689,544
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,437,205
Net realized gain (loss) on financial futures	881,432
Net Realized Gain (Loss)	5,318,637
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(1,213,552)
Net unrealized appreciation (depreciation) on financial futures	325,518
Net Unrealized Appreciation (Depreciation)	(888,034)
Net Realized and Unrealized Gain (Loss) on Investments	4,430,603
Net Increase in Net Assets Resulting from Operations	5,120,147

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009
Operations ($):
Investment income—net	689,544	1,150,010
Net realized gain (loss) on investments	5,318,637	(9,209,923)
Net unrealized appreciation
(depreciation) on investments	(888,034)	6,363,773
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,120,147	(1,696,140)
Dividends to Shareholders from ($):
Investment income—net:
Restricted Class Shares	(160,699)	(375,162)
Investor Class Shares	(1,036,415)	(951,734)
Total Dividends	(1,197,114)	(1,326,896)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Restricted Class Shares	483,931	763,814
Investor Class Shares	2,769,769	3,841,065
Dividends reinvested:
Restricted Class Shares	160,198	374,385
Investor Class Shares	984,973	910,941
Cost of shares redeemed:
Restricted Class Shares	(1,004,474)	(12,248,878)
Investor Class Shares	(9,954,735)	(15,999,514)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(6,560,338)	(22,358,187)
Total Increase (Decrease) in Net Assets	(2,637,305)	(25,381,223)
Net Assets ($):
Beginning of Period	70,436,441	95,817,664
End of Period	67,799,136	70,436,441
Undistributed investment income—net	525,414	802,774

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2010	2009
Capital Share Transactions:
Restricted Class Shares
Shares sold	35,579	65,724
Shares issued for dividends reinvested	11,911	34,190
Shares redeemed	(73,584)	(1,059,622)
Net Increase (Decrease) in Shares Outstanding	(26,094)	(959,708)
Investor Class Shares
Shares sold	187,797	306,260
Shares issued for dividends reinvested	68,306	77,666
Shares redeemed	(677,404)	(1,281,118)
Net Increase (Decrease) in Shares Outstanding	(421,301)	(897,192)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Restricted Class Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.36	13.36	17.18	16.60	16.11
Investment Operations:
Investment income—net[a]	.18	.24	.31	.42	.36
Net realized and unrealized
gain (loss) on investments	.88	.00[b]	(2.41)	1.45	.94
Total from Investment Operations	1.06	.24	(2.10)	1.87	1.30
Distributions:
Dividends from investment income—net	(.29)	(.24)	(.54)	(.51)	(.81)
Dividends from net realized
gain on investments	—	—	(1.18)	(.78)	—
Total Distributions	(.29)	(.24)	(1.72)	(1.29)	(.81)
Net asset value, end of period	14.13	13.36	13.36	17.18	16.60
Total Return (%)	7.94	2.31	(13.38)	11.70	8.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02	1.05	1.16	1.00	1.02
Ratio of net expenses
to average net assets	1.02[c]	1.04	1.15	1.00[c]	1.02[c]
Ratio of net investment income
to average net assets	1.29	2.13	2.08	2.50	2.48
Portfolio Turnover Rate	88.11	73.05	82.41	49.68	48.36
Net Assets, end of period ($ x 1,000)	7,911	7,832	20,647	34,102	40,856

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Investor Class Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	14.27	14.23	18.18	17.52	16.98
Investment Operations:
Investment income—net[a]	.14	.20	.26	.39	.36
Net realized and unrealized
gain (loss) on investments	.94	.03	(2.54)	1.53	.97
Total from Investment Operations	1.08	.23	(2.28)	1.92	1.33
Distributions:
Dividends from investment income—net	(.24)	(.19)	(.49)	(.48)	(.79)
Dividends from net realized
gain on investments	—	—	(1.18)	(.78)	—
Total Distributions	(.24)	(.19)	(1.67)	(1.26)	(.79)
Net asset value, end of period	15.11	14.27	14.23	18.18	17.52
Total Return (%)	7.58	1.98	(13.65)	11.37	8.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.41	1.54	1.34	1.32
Ratio of net expenses
to average net assets	1.36[b]	1.40	1.53	1.34[b]	1.32[b]
Ratio of net investment income
to average net assets	.96	1.59	1.62	2.18	2.13
Portfolio Turnover Rate	88.11	73.05	82.41	49.68	48.36
Net Assets, end of period ($ x 1,000)	59,889	62,604	75,171	46,830	49,629

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Dreyfus Lifetime Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering one fund, the Growth and Income Portfolio (the “fund”).The fund’s investment objective is to seek maximum total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an indirect wholly owned subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Restricted Class and Investor Class. Investor Class Shares are offered to any investor and Restricted Class shares are offered only to clients of certain banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”)

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Debt securities, excluding short-term investments (other than U.S. Treasury Bills) and financial futures, are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund’s securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	8,185,052	—	8,185,052
Equity Securities—
Domestic†	30,822,994	—	—	30,822,994
Equity Securities—
Foreign†	71,863	—	—	71,863
Foreign Government	—	1,254,893	—	1,254,893
Municipal Bonds	—	72,408	—	72,408
Mutual Funds	10,870,040	—	—	10,870,040
U.S. Government
Agencies/
Mortgage-Backed	—	2,487,710	—	2,487,710
U.S. Treasury	—	14,325,862	—	14,325,862
Other Financial
Instruments:
Futures††	665,032	—	—	665,032

†	See Statement of Investments for industry classification.
††	Amount shown represents unrealized appreciation at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010. The remaining portion of ASU No. 2010-06

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s book and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2010, The Bank of New York Mellon earned $1,543 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($) 9/30/2010 ($)		Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	11,028,000	22,264,000	22,847,000	10,445,000	15.4
Dreyfus
Institutional
Cash
Advantage
Fund	9,640,016	22,755,857	31,970,833	425,040.6
Total	20,668,016	45,019,857	54,817,833	10,870,040	16.0

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $525,414, accumulated capital losses $8,550,717 and unrealized appreciation $1,520,243.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $413,585 of the carryover expires in fiscal 2015, $7,033,450 expires in fiscal 2017 and $1,103,682 expires in fiscal 2018. Based on certain provisions in the Code, some of those losses acquired from the fund merger with Dreyfus Founders Balanced Fund are available but subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2010 and September 30, 2009 were as follows: ordinary income $1,197,114 and $1,326,896, respectively.

During the period ended September 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, real estate investment trusts, capital loss carryover expiration, foreign currency gains and losses and consent fees, the fund increased accumulated undistributed investment income-net by $230,210, increased accumulated net realized gain (loss) on investments by $1,241,979 and decreased paid-in-capital by $1,472,189. Net assets and net asset value per share were not affected by this reclassification.

NOTE 3—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2010, the fund did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Dreyfus has agreed to pay Mellon Capital a monthly sub-advisory fee for the fund, computed at the following annual rates:

Annual Fee as a Percentage of
Total Fund Net Assets	Average Daily Net Assets of the Fund
$0 up to $600 million	.28%
$600 million up to $1.2 billion	.18%
$1.2 billion up to $1.8 billion	.13%
In excess of $1.8 billion	.08%

(b) Under the Shareholder Services Plan, the fund pays the Distributor, at an annual rate of .25% of the value of the average daily net assets of the fund’s Investor Class Shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2010, the fund’s Investor Class was charged $153,150 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged $41,269 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2010, the fund was charged $7,237 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits which amounted to $390.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $12,597 pursuant to the custody agreement.

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $41,203, shareholder services plan fees $12,133, custodian fees $3,253, chief compliance officer fees $1,783 and transfer agency fees $11,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 5—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2010, amounted to $50,855,831 and $55,517,003, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related con-

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

tingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at September 30, 2010 are set forth in the Statement of Financial Futures.

At September 30, 2010, the cost of investments for federal income tax purposes was $66,570,579; accordingly, accumulated net unrealized appreciation on investments was $1,520,243, consisting of $3,565,629 gross unrealized appreciation and $2,045,386 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus LifeTime Portfolios, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio as of September 30, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2010

The Fund 45

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 59.35% of the ordinary dividends paid during the fiscal year ended September 30, 2010 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $648,709 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

PROXY RESULTS (Unaudited)

Dreyfus LifeTime Portfolios held a special meeting of shareholders on October 9, 2009.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Clifford L. Alexander, Jr.	2,332,375		85,125
Nathan Leventhal	2,333,224		84,278
Benaree Pratt Wiley	2,330,843		86,358

The Fund 47

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Directors for the Growth and Income Portfolio (the “Fund”) held on July 14 and 15, 2010, the Board considered the re-approval for an annual period (through August 31, 2011) of the Fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the Fund with investment advisory and administrative services, as well as the Sub-Investment Advisory Agreement (the “Sub-Advisory Agreement”) between Dreyfus and Mellon Capital Management Corporation (the “Sub-Adviser”), an affiliate of Dreyfus, pursuant to which the Sub-Adviser provides day-to-day management of the Fund’s equity investments and the asset allocation determination for the Fund, subject to Dreyfus’ oversight. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of Dreyfus regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund pursuant to its Management Agreement and by the Sub-Adviser pursuant to the Sub-Advisory Agreement. Dreyfus’ representatives reviewed the Fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the Fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the Fund. Dreyfus also provided the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered Dreyfus’ and the Sub-Adviser’s research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered Dreyfus’ and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ and the Sub-Adviser’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed the Fund’s performance and comparisons to a group of retail no-load mixed-asset target allocation moderate funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional mixed-asset target allocation moderate funds (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2010. The Board members noted that the Fund’s total return performance was variously above, at and below the Performance Group and Performance Universe medians for the periods shown. Dreyfus also provided a comparison of the Fund’s calendar year total returns to the returns of the Fund’s benchmark index.

The Board members also discussed the Fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense

The Fund 49

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the Fund’s contractual management fee was at the Expense Group median and the actual management fee and expense ratio were higher than the Expense Group and Expense Universe medians.

Representatives of Dreyfus stated that there was one other mutual fund managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies and included within the Fund’s Lipper category (the “Similar Fund”), and stated that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the Fund.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the Fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted that the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the Fund) and not the Fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the Fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the Fund and the extent to which economies of scale would be realized if the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and to the Sub-Adviser from acting as sub-adviser and noted that there were no soft dollar arrangements with respect to trading the Fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the Fund as part of their evaluation of whether the fees under the Fund’s Management Agreement and the Sub-Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, respectively, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Since Dreyfus, and not the Fund, pays the Sub-Adviser pursuant to the Sub-Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. It was noted that Dreyfus did not realize a profit on the Fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement and the Sub-Advisory Agreement with respect to the Fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

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INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board generally was satisfied with the Fund ’s relative perfor- mance.

  The Board concluded that the fee paid by the Fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus and the Sub-Adviser from their relationship with the Fund and that the fee paid by Dreyfus to the Sub-Adviser is reasonable and appropriate.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the Fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the Fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 53

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Lucy Wilson Benson, Emeritus Board Member
Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund 55

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 57

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $    34,196 in 2009 and $34,196 in 2010.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,276 in 2009 and $5,382 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,782 in 2009 and $3,542 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $24 in 2009 and $667 in 2010. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $25,619,110 in 2009 and $29,311,662 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus LifeTime Portfolios, Inc.;

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	November 22, 2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)